INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2025
INTANGIBLE ASSETS, NET
Schedule of Intangible assets and amortization

Intangible assets and their related amortization are as follow (RMB in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Computer software	410,984	468,149
Intellectual properties	258,495	282,241
Others	1,612	3,768
Less: accumulated amortization	(209,136)	(308,292)
Intangible assets, net	461,955	445,866